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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                October 14, 1998


                             ASPEC TECHNOLOGY, INC.
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             (Exact name of Registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)

     000-22565                                            77-0298386
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 (Commission File No.)                      (IRS Employer Identification Number)





                             830 East Arques Avenue
                           Sunnyvale, California 94086
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                    (Address of principal executive offices)


                                 (408) 774-2199
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              (Registrant's telephone number, including area code)



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Item 5. Other Events.

        The following press release was issued by the Company on October 14, 1998:

        DELOITTE & TOUCHE LLP NOTIFIES ASPEC TECHNOLOGY THAT ITS AUDIT REPORT FOR FISCAL 1996 AND 1997 HAS BEEN WITHDRAWN

        SUNNYVALE, CALIFORNIA - Aspec Technology, Inc. (NASDAQ:ASPC) today announced that, as a result of the Company's decision to restate its financial results, Deloitte & Touche LLP, the Company's former independent accountants, have notified the Company that it had withdrawn its report dated March 12, 1998 with respect to the financial statements of the Company for the fiscal years ended November 30, 1996 and 1997 and that such report should no longer be relied upon.

        As previously announced, after consultation with PriceWaterhouseCoopers LLP, the Company's new independent accountants, the Company will be restating its results for fiscal years 1996 and 1997 and fiscal quarters ended February 28, 1998 and May 31, 1998. Work on the restatement of the Company's financial statements is underway. Until the restatement is completed, the Company will not be in a position to release its results or file its Quarterly Report on Form 10-Q for its third fiscal quarter ended August 31, 1998.

        The above statements regarding the expected restatement of Aspec's financial results are forward-looking statements that are based on current expectations, beliefs and intentions. These forward-looking statements involve substantial risks and uncertainties and actual results and developments may differ materially from those described in this release. For more information about Aspec and risks arising when investing in Aspec, you are directed to Aspec's most recent reports on Form 10-Q and recent registration statement on Form S-1 as filed with the United States Securities and Exchange Commission.

        Aspec Technology, Inc. is a leading independent provider of Semiconductor Intellectual Property (SIP) libraries and design services for complex IC (Integrated Circuit) design and development. Aspec customers can significantly reduce the development time and costs associated with bringing deep sub-micron IC designs to successful silicon fabrication. Aspec's verifiable physical IP libraries provide customers with the essential building blocks for developing complex ICs and system-on-chip (SOC) products. The Company offers cell-based foundation IP, including I/Os, memories, macrocells, and core cells and complex functions that are tuned to each manufacturer's process. Aspec's SIP libraries and design services are used by the leading ASIC/IC/ASSP companies, electronic systems design companies and foundries worldwide. Aspec is located at 830 East Arques Avenue, Sunnyvale, CA 94086. More information is available at http://www.aspec.com.



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                                   SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Aspec Technology, Inc.


        Dated:  October 14, 1998            By: /s/ CONRAD J. DELL'OCA
                                               ---------------------------------
                                               Conrad J. Dell'Oca
                                               President and Chief Executive
                                               Officer


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